EXHIBIT 10.1

AMG OIL LTD.

SUBSCRIPTION AGREEMENT
FOR CANADIAN AND OFFSHORE PURCHASERS UNDER REG S

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY
RESIDENTS OF THE PROVINCES OF BRITISH COLUMBIA, ALBERTA AND ONTARIO
AND JURISDICTIONS OUTSIDE OF NORTH AMERICA (“OFFSHORE”)

INSTRUCTIONS

All Subscribers:

1.	Complete and sign the Execution Pages of the Subscription Agreement.

2.	Complete and sign Schedule “B” attached to the Subscription Agreement.

Canadian Subscribers only:

3.	Complete and sign Schedule “C” attached to the Subscription Agreement and, if required, Appendix A attached thereto.

Offshore Subscribers only:

4.	Also complete and sign Schedule “D” attached to the Subscription Agreement.

__________________________________________

Return a completed and originally executed copy of this Subscription Agreement together with, unless other arrangements acceptable to Jones, Gable & Company Limited have been made, a cheque, bank draft, or money order (in U.S. funds) payable to Jones, Gable & Company Limited, or a wire transfer to Jones, Gable & Company Limited, representing the aggregate Purchase Price by no later than 10:00 a.m. (Toronto time) on February 17, 2006 to Jones, Gable & Company Limited at 555 Burrard Street, Suite 325, Vancouver, British Columbia V7X 1M7, Attention: Nicole Cleve, Fax: (604) 685-9352.

SUBSCRIPTION AGREEMENT

TO:      Purchasers of Units of AMG Oil Ltd.

Dear Sirs:

Re:      Sale of Units

This Subscription Agreement is to confirm your agreement to purchase from AMG Oil Ltd. (the “Corporation”), subject to the terms and conditions set forth herein, that number of units (the “Units”) of the Corporation set out above your name on the execution page hereof at a price of U.S.$0.25 per Unit (the “Purchase Price”). Each Unit will consist of one common share in the capital of the Corporation (a “Unit Share”) and one share purchase warrant of the Corporation (a “Warrant”).

Each Warrant shall entitle the holder to subscribe for one common share in the capital of the Corporation (a “Warrant Share”) at an exercise price of U.S.$0.50 per Warrant Share at any time on or before (such period, the “Warrant Term”) the day that is 24 months from the Closing Date (as defined herein), provided that if after the later of: (i) the day the Registration Statement (as defined herein) has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”); and (ii) four months and one day from the Closing Date, the closing price of the Common Shares (as defined herein) on any exchange that the Common Shares are listed or bulletin board on which the Common Shares trade equals or exceeds U.S.$1.00 or more for 20 consecutive trading days then the Warrant Term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Corporation announcing the acceleration of the Warrant Term. The Warrants shall be issued pursuant to a warrant indenture or certificate which shall contain customary anti-dilution provisions.

Subscribers for Units will also be issued one non-transferable right (a “Right” and all such Rights, together with all of the Units that you purchase, the “Purchased Securities”) for each Unit purchased, each Right entitling the holder thereof, subject to certain conditions, to be issued 0.10 of a Unit (each whole such Unit, a “Rights Unit”) for nominal consideration in the event that the Corporation has not filed with the SEC a Registration Statement and had such Registration Statement declared effective by the SEC; on or before 5:00 p.m. (Toronto time) on the date that is 180 days following the Closing Date.

The Purchased Securities form part of a larger sale of up to an aggregate of 6,000,000 Units (and associated Rights) (collectively, the “Offered Securities”) although nothing herein restricts the Corporation from electing to sell additional or other securities at any time. A term sheet with respect to the offering of the Offered Securities is attached hereto as Schedule “A”. It is understood that less than all the Offered Securities may be sold and the Offering (as defined herein) is not subject to the sale of any minimum amount of the Offered Securities.

The proceeds of the Offered Securities will be immediately available to the Corporation upon Closing (as defined herein).

1.	Definitions

	(a)	Definitions: In this Subscription Agreement, unless the context otherwise requires:

		(i)	“Agency Agreement” means the agency agreement to be dated on or about the Closing Date to be entered into between the Agent and the Corporation in respect of the Offering;

(ii)	“Agent” means Jones, Gable & Company Limited;

(iii)	“Agreement” or “Subscription Agreement” means this subscription agreement as the same may be amended, supplemented or restated from time to time;

(iv)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario;

(v)	“Closing” means the closing of the purchase and sale of the Offered Securities;

(vi)	“Closing Date” means February 21, 2006 or such other date or dates as the Corporation and the Agent may agree upon, acting reasonably, but in any event no later than February 28, 2006;

(vii)	“Closing Time” has the meaning ascribed to it in section 4;

(viii)	“Common Shares” means the common shares of the Corporation as constituted on the date hereof;

(ix)	“Compensation Options” has the meaning ascribed thereto in section 10;

(x)	“Corporation” means AMG Oil Ltd., a corporation existing under the laws of the state of Nevada, and includes any successor corporation thereto;

(xi)

“Information” means all information made publicly available by the Corporation or that the Corporation causes to become publicly available regarding the Corporation, together with all information regarding the Corporation prepared by the Corporation and provided to potential purchasers of the Offered Securities, if any, and includes but is not limited to, Forms 10 KSB and QSB,all press releases, Form 8Ks and financial statements of the Corporation;

(xii)	“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(xiii)	“Offered Securities” has the meaning ascribed thereto on the first page of this Agreement;

(xiv)	“Offering” means the offering of the Offered Securities pursuant to this Agreement and the Agency Agreement;

(xv)	“Offering Jurisdictions” means the Provinces of British Columbia, Alberta, and Ontario, and jurisdictions outside of North America;

(xvi)

“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xvii)	“Purchase Price” has the meaning ascribed thereto on the first page of this Agreement;

(xviii)	“Purchased Securities” has the meaning ascribed thereto on the first page of this Agreement;

(xix)

“Registration Statement” means a registration statement filed with the SEC with respect to the resale of (A) the Unit Shares; (B) the Warrant Shares; (C) the Common Shares forming part of the Units issuable upon exercise of the Compensation Options; and (D) the Common Shares issuable upon exercise of the Warrants forming part of the Units issuable upon exercise of the Compensation Options;

(xx)	“Regulation S” means Regulation S adopted by the SEC under the Securities Act;

(xxi)	“Right” has the meaning ascribed thereto on the first page of this Agreement;

(xxii)	“Rights Unit” has the meaning ascribed thereto on the first page of this Agreement;

(xxiii)	“SEC” has the meaning ascribed thereto on the first page of this Agreement;

(xxiv)	“Securities Act” means the United States Securities Act of 1933, as amended;

(xxv)

“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively;

(xxvi)	“Stock Exchange” means the OTC Bulletin Board;

(xxvii)	“Subscriber” means the Person purchasing the Purchased Securities and whose name appears on the execution page hereof;

(xxviii)	“Underlying Securities” means the Unit Shares and the Warrants comprising the Offered Securities;

(xxix)	“Unit” has the meaning ascribed thereto on the first page of this Agreement;

(xxx)	“Unit Share” has the meaning ascribed thereto on the first page of this Agreement;

(xxxi)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(xxxii)	“U.S. dollars” or “U.S.$” means lawful money of the United States of America;

(xxxiii)	“U.S. Person” means a U.S. person as that term is defined in Regulation S;

(xxxiv)	“Warrant” has the meaning ascribed thereto on the first page of this Agreement;

(xxxv)	“Warrant Share” has the meaning ascribed thereto on the first page of this Agreement; and

(xxxvi)	“Warrant Term” has the meaning ascribed thereto on the first page of this Agreement.

2.           Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are attached hereto which you are requested to complete and sign as indicated and return together with an executed copy of this Agreement and payment of the Purchase Price for the Purchased Securities in accordance with this section 2 as soon as possible and in any event no later than 10:00 a.m. (Toronto time) on February 21, 2006:

(a)	Schedule “B”, with respect to registration and delivery instructions;

(b)	if you are a resident of, or are otherwise subject to the Securities Laws of, the Province of British Columbia, Alberta or Ontario, Schedule “C”, being your Canadian certification;

(c)	if you are a resident of, or are otherwise subject to the Securities Laws of a jurisdiction outside of North America, Schedule “D”, being your “offshore investor” certification.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the following conditions:

(a)

you execute and return all documents required by the Securities Laws of the Offering Jurisdictions for delivery on your behalf, including the forms set out in Schedules “B” to “D” attached hereto, as applicable, to:

Jones, Gable & Company Limited 555 Burrard Street Suite 325 Vancouver, British Columbia V7X 1M7

Attention: Nicole Cleve Fax: (604) 685-9352

(b)

unless other arrangements with the Agent have been made, receipt of payment by the Subscriber of the Purchase Price for the Purchased Securities by cheque, bank draft or money order in U.S. dollars payable to Jones, Gable & Company Limited or a wire transfer in U.S. dollars to Jones, Gable & Company Limited;

(c)

the representations and warranties (including the representations and warranties made in any schedule attached hereto, as applicable) made by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(d)

all covenants, agreements and conditions contained in this Agreement to be performed by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(e)	all necessary regulatory approvals and other closing conditions shall have been obtained or satisfied (or waived, if applicable) prior to the Closing Date.

By returning this Agreement you and, if applicable, any beneficial purchaser for whom you are contracting hereunder consent to the filing by the Corporation of all documents required by the Securities Laws of the Offering Jurisdictions .

If you are not subscribing for the Purchased Securities for your own account and you are not a trustee or portfolio manager purchasing as trustee or agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws of the Offering Jurisdictions with respect to the Purchased Securities being acquired by each such purchaser as principal. If you are signing as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any purchaser for whom you are contracting hereunder, to comply with all Securities Laws of the Offering Jurisdictions concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge that the Corporation and/or the Agent has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.

3.          Authorization of the Agent

The Subscriber irrevocably authorizes the Agent, in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)

to receive certificates representing the Underlying Securities, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Purchased Securities and to exercise any rights of termination contained in the Agency Agreement;

(b)

to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document;

(c)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine; and

(d)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

The Subscriber shall have the benefit of the representations and warranties made by the Corporation to the Agent and set forth in the Agency Agreement. Such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the closing of the purchase and sale of the Offered

Securities and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement.

4.          The Closing

Delivery and payment for the Purchased Securities will be completed at the Closing on the Closing Date at the offices of Goodman and Carr LLP at 200 King Street West, Suite 2300, Toronto, Ontario M5H 3W5 at 10:00 a.m. Toronto time, (the “Closing Time”), or at such other location and/or such other time as the Agent and the Corporation may agree upon. If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agent, or waived by the Agent, the Agent shall deliver to the Corporation all completed Subscription Agreements and payment of the aggregate Purchase Price for all of the Offered Securities sold pursuant to the Agency Agreement against delivery by the Corporation of certificates representing the Underlying Securities comprising the Offered Securities sold pursuant to the Agency Agreement, and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation of certificates representing the Underlying Securities) and the Agency Agreement have not been complied with to the satisfaction of the Agent, or waived by it, the Agent, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

Certificates representing the Underlying Securities will be available for delivery to the Subscriber following the Closing which if payment has not yet been made for the Purchased Securities as described in Section 2 hereof, will be released against payment to the Agent of the amount of the Purchase Price for the Purchased Securities in freely transferable Canadian funds. Such payment is to be made by bank draft, certified cheque, wire transfer or other form of immediately available funds payable in favour of the Corporation or such other person as the Agent shall advise the Subscriber.

For greater certainty, no separate certificate representing Units will be issued by the Corporation.

5.          Conditions of Closing

The following are certain of the conditions precedent to the Closing and to the purchase of the Offered Securities by the Subscribers, which conditions the Corporation hereby covenants and agrees to use its commercially reasonable efforts to fulfill within the time set out herein, and which conditions may be waived in writing in whole or in part by the Agent:

(a)	the Corporation shall have received such consents, if any, required for the completion of the transaction contemplated by this Subscription Agreement;

(b)

the representations and warranties of the Corporation contained herein and the Agency Agreement shall be true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated hereby;

(c)

the Corporation shall have complied with all covenants, and satisfied all terms and conditions contained herein and the Agency Agreement to be complied with and satisfied by the Corporation at or prior to the Closing;

(d)	the Agent shall not have previously terminated its obligations pursuant to the terms of the Agency Agreement; and

(e)

the Subscriber shall have completed this Subscription Agreement in full and shall have paid the Purchase Price for the Purchased Securities to the Corporation in the manner contemplated in this Subscription Agreement.

6.          Prospectus Exemptions

The sale of the Purchased Securities by the Corporation to you is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or a registration statement and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)

you, or others for whom you are contracting hereunder, have been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject), that suitable Canadian and US legends will be placed on the certificates representing the Underlying Securities and Warrant Shares (if applicable) to reflect the applicable restricted period and statutory hold period to which such securities are subject and you are hereby advised that during such period the Underlying Securities and Warrant Shares may not be resold in Canada or the United States, except pursuant to exemptions from the prospectus requirements of applicable Securities Laws of the applicable jurisdictions in Canada, and notwithstanding the expiry of any applicable hold periods imposed by such Securities Laws, you, or others for whom you are contracting hereunder, will not be able to resell any of the Unit Shares or the Warrant Shares on the Stock Exchange (to the extent applicable) until the Registration Statement is declared effective by the SEC; you, or others for whom you are contracting hereunder, are aware that the Warrants will not be listed for trading on the Stock Exchange at any time;

(b)

the Purchased Securities have not been registered under the Securities Act or any applicable state securities laws and will be issued to you in an offshore transaction outside of the United States in accordance Rule 903 of Regulation S of the Securities Act based on your representations and warranties in this Agreement, and, accordingly:

	(i)	the Purchased Securities will, upon issuance, be “restricted securities” within the meaning of the Securities Act;

(ii)

the Purchased Securities may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction; and

(iii)

the Corporation will refuse to register any transfer of the Purchased Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(c)

if you decide to offer, sell or otherwise transfer any of the Unit Shares or Warrant Shares, such securities may be offered, sold or otherwise transferred only, (i) to the Corporation, (ii) pursuant to registration under the Securities Act, (iii) outside the United States in accordance with Rule 904 of Regulation S, if available or (iv) within the United States pursuant to an available exemption from registration under the Securities Act, and in compliance with any applicable state securities laws, provided you have furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonable satisfactory to the Corporation prior to such offer, sale or transfer;

(d)

if you decide to offer, sell or otherwise transfer any of the Warrants, such securities may be offered, sold or otherwise transferred only, (i) to the Corporation, (ii) pursuant to registration under the Securities Act or (iii) outside the United States in accordance with Rule 904 of Regulation S, if available;

(e)	you will not engage in hedging transactions with regard to the Purchased Securities unless in compliance with the Securities Act;

(f)

you consent to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities in order to implement the restrictions on transfer set forth and described herein;

(g)

you, or others for whom you are contracting hereunder, are solely responsible and the Corporation and the Agent is not in any way responsible for compliance by you or any beneficial purchaser for whom you are contracting hereunder with all applicable hold periods and resale restrictions to which the Underlying Securities and Warrant Shares are subject;

(h)

you, or others for whom you are contracting hereunder, have not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws of the Offering Jurisdictions) or similar document and that your decision, or the decision of others for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent and that your decision, or the decision of others for whom you are contracting hereunder, is based entirely upon the Information (other than the representations and warranties made by the Corporation in this Agreement) and you and any others for whom you are contracting hereunder further acknowledge that the sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(i)	you, or, if applicable, others for whom you are contracting hereunder,

(i)	acknowledge that the publicly available Information concerning the Corporation on which you, or, if applicable, other for whom you are contracting hereunder relied in connection with the investment in the Purchased Securities has not been independently investigated or verified by the Agent, and

(ii)

acknowledge that you are not relying upon the Agent to conduct any due diligence investigation on your behalf concerning the business, financial position, condition or prospects of the Corporation and agree that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any such publicly available Information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been publicly disclosed;

(j)

the Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein), and, without limiting the generality of the foregoing:

	(i)	the Corporation’s counsel (the “Corporation’s Counsel”) is acting solely as counsel to the Corporation and not as counsel to the Subscriber;

	(ii)	the Agent’s counsel (the “Agent’s Counsel”) is acting solely as counsel to the Agent and not as counsel to the Subscriber;

(iii)

the relationship of the Corporation’s Counsel and the Agent’s Counsel to the Subscriber is limited solely to responding to any question which the Subscriber may have regarding the terms of the documents to be delivered in connection with this Agreement; and

(iv)

the Agent is acting solely as financial advisor to, and agent of, the Corporation and not as financial advisor to the Subscriber, or as agent of, the Subscriber, except insofar as is necessary at the Closing to deliver payment for the Purchased Securities to the Corporation on behalf of the Subscriber and to accept and deliver the Purchased Securities to the Subscriber after the Closing;

(k)	as a consequence of the sale being exempt from the prospectus requirements of the Securities Laws of the Offering Jurisdictions:

(l)

certain protections, rights and remedies provided by the Securities Laws of the Offering Jurisdictions, including statutory rights of rescission or damages, will not be available to you, or others for whom you are contracting hereunder;

	(i)	you, or others for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Offering Jurisdictions; and

	(ii)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws of the Offering Jurisdictions; and

	(iii)	no Person has made any written or oral representation

(iv)	that any Person will resell or repurchase the Underlying Securities or the Warrant Shares;

(v)	that any Person will refund the Purchase Price or exercise price of the Warrants; or

(vi)	as to the future price or value of the Underlying Securities or Warrant Shares.

This subscription may be accepted in whole or in part and the right is reserved to the Corporation and/or the Agent to allot to any Subscriber less than the amount of Offered Securities subscribed for hereunder. Confirmation of acceptance or rejection of this Agreement will be forwarded to you promptly after the acceptance or rejection of this Agreement by the Corporation. If this Agreement is rejected in whole, you understand that any cheques, bank drafts, money orders or wire transfers delivered by you to the Agent representing the Purchase Price for the Purchased Securities will be promptly returned to you without interest. If this Agreement is accepted only in part, you understand that a cheque representing the portion of the Purchase Price for that number of Offered Securities which is not accepted by the Corporation will be promptly delivered to you, without interest.

By your acceptance of this Agreement, you and any others for whom you are contracting hereunder represent, warrant and certify to the Corporation and the Agent (which representations and warranties shall survive the Closing) that:

A.          General:

(a)

You are and any beneficial purchaser for whom you are contracting hereunder is resident, or if not an individual, has its head office, in the jurisdiction set out under the heading “address” above your signature set forth on the execution page of this Agreement which address is your residence or place of business, or the residence or place of business of any beneficial purchaser for whom you are contracting hereunder, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities and you and any others for whom you are contracting hereunder were not offered the Offered Securities, and did not execute this Agreement, in the United States of America.

(b)

You make, or any other beneficial purchaser for whom you are contracting hereunder makes, the representations, warranties and covenants set out in Schedule “C” or “D” to this Agreement, as applicable, and you or any such other beneficial purchaser for whom you are contracting hereunder may avail yourselves of one or more of the categories of prospectus exempt purchasers listed in Schedule “C” or “D” to this Agreement, respectively.

(c)

If you are an individual, you have attained the age of majority in the jurisdiction in which you are resident and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(d)

If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

(e)

Other than the Agent, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, the Subscriber covenants to indemnify and hold harmless the Corporation and the Agent with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(f)

The funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and you acknowledge that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of your knowledge (a) none of the subscription funds provided by the Subscriber (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you and, (b) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(g)

If you are, or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, a resident of a jurisdiction other than a jurisdiction in Canada or the United States, you, and, if applicable, any beneficial purchaser for whom you are contracting hereunder (i) have knowledge of or have been independently advised as to and will comply with the requirements of all the Securities Laws of the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be, (ii) confirm that the requirements of the Securities Laws in the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be, does not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) require the Corporation to prepare and file a prospectus or similar document or to register the Common Shares or (C) impose any registration or other requirements on the Agent, and (iii) will provide such evidence of compliance with all such matters as the Corporation or the Agent may request.

(h)

You are, or any beneficial purchaser for whom you are contracting hereunder is, capable of assessing the proposed investment in the Purchased Securities as a result of your financial or investment experience or as a result of advice received from a registered person other than the Corporation, the Agent or any affiliate thereof and you are, or any beneficial purchaser for whom you are contracting hereunder is, able to bear the economic loss of the investment in the Purchased Securities.

(i)

You are not a U.S. Person or a person in the United States and are not and will not be purchasing Offered Securities for the account or benefit of any U.S. Person or a Person in the United States. The Purchased Securities were not offered to you in the United States and this Agreement has not been signed in the United States.

(j)

You acknowledge that the aggregate gross proceeds of the Offering will be up to U.S. $1,500,000 but this is NOT a minimum amount and as well, nothing herein restricts the Corporation from electing to offer additional securities at any time.

(k)	The Purchased Securities to be issued hereunder are not being purchased with knowledge of any material fact about the Corporation that has not been generally disclosed.

(l)

You and any beneficial purchaser for whom you are contracting hereunder acknowledge that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Underlying Securities or Warrant Shares nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to such securities.

(m)

This Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a beneficial purchaser, will constitute a legal, valid and binding obligation against such beneficial purchaser in accordance with the terms hereof.

(n)

If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that the Corporation and the Agent may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(o)

The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(p)	The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting):

	(i)	acknowledges, consents and authorizes the Corporation to collect the Subscriber’s (and any beneficial purchaser’s) personal information for the purpose of completing the Subscriber’s subscription;

	(ii)	acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices;

(iii)

acknowledges, consents and authorizes the Corporation to deliver to the Ontario Securities Commission personal information (such as full name, residential address and telephone number) pertaining to the Subscriber (and any beneficial purchaser) if the Subscriber is resident in Ontario or otherwise subject to the securities legislation of Ontario;

(iv)

acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, Stock Exchange rules and Investment Dealers Association of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser);

(v)

acknowledges that this information is being collected indirectly by the Ontario Securities Commission (as applicable), and may be collected by other securities regulators (as applicable), under the authority granted to it in applicable Securities Laws;

(vi)

if resident in Ontario or otherwise subject to the securities legislation of Ontario acknowledges that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario;

(vii)

acknowledges that the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of such information is the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, who may be contacted at (416) 593-8086; and

(viii)	represents and warrants that it has the authority to provide the consents, acknowledgements and authorizations set out in this paragraph on behalf of all beneficial purchasers.

(q)

In addition to Section 6(A)(q) above, you agree and acknowledge that the Corporation or the Agent, as the case may be, may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Corporation, the Agent and you or any beneficial purchaser for whom you are contracting hereunder;

	(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

	(iii)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)

for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

	(v)	for disclosure to professional advisers of the Corporation or the Agent in connection with the performance of their professional services;

	(vi)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

	(vii)	for disclosure to a court determining the rights of the parties under this Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law..

(r)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation and the Agent with filing all documentation required by the applicable Securities Laws to permit the subscription for and issuance of the Purchased Securities.

(s)

If the Subscriber is a corporation, syndicate, partnership or other form of entity (other than an investment fund, as defined in NI 45-106) the Subscriber was not created or is not being used solely to purchase or hold the Purchased Securities and has a bona fide purpose other than investing in the Purchased Securities.

(t)

The Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Purchased Securities under applicable Securities Laws and the Subscriber agrees to indemnify the Corporation, the Agent and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

B.          Canada:

If you are resident in, or otherwise subject to the Securities Laws of, any Province or Territory of Canada, then: (Please note the expression “Available to all Canadian Purchasers” means you need only qualify under one of these exemptions)

(a)	Accredited Investors (Available to all Canadian Purchasers):

	(i)	You are either purchasing the Purchased Securities:

A.

As principal for your own account, and not for the benefit of any other Person and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and you are an “accredited investor” within the meaning of NI 45-106; or

B.

as agent for a beneficial principal disclosed on the execution page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed principal and such disclosed principal for whom you are contracting hereunder is an “accredited investor” within the meaning of NI 45-106 and is purchasing as principal for its own account, and not for the benefit of any other Person, and is purchasing for investment only and not with a view to resale or distribution of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) ; and

(ii)	you have concurrently executed and delivered a certificate in the form attached as schedule C hereto; or

(b)	Minimum Amount Investment (Available to all Canadian Purchasers):

	(i)	you are either purchasing the Purchased Securities:

		A.	as principal and not for the benefit of any other Person, and the aggregate acquisition cost, payable by you in cash, for the Purchased Securities is not less than $150,000; or

B.

as agent for a beneficial purchaser disclosed on the execution pages of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, and the aggregate acquisition cost, payable by such beneficial purchaser in cash, for the Purchased Securities is not less than $150,000; or

(c)	Affiliates (Available to all Canadian Purchasers):

	(i)	you are either purchasing the Purchased Securities:

		A.	as principal and not for the benefit of any other Person and you are an “affiliate” within the meaning of NI 45-106 of the Corporation; or

B.

as agent for a beneficial purchaser disclosed on the execution pages of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person and is an “affiliate” within the meaning of NI 45-106 of the Corporation; and

	(ii)	you have concurrently executed and delivered a certificate in the form attached as schedule C attached hereto; or

(d)	Family, Friends and Business Associates (Available to all Canadian Purchasers other than Ontario):

(i)

You are purchasing the Purchased Securities as principal and not for the benefit of any other Person and no other Person will have a beneficial interest in the Purchased Securities and you are one or more of:

		A.	a “director”, “executive officer” or “control person” of the Corporation, or of an “affiliate” of the Corporation (within the meaning of NI 45-106);

B.

a “spouse” (within the meaning of NI 45-106), parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

C.	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

D.

a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

E.

a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

F.	a “founder” (within the meaning NI 45-106) of the Corporation or a spouse, parent, grandparent, brother, sister or child of a founder of the Corporation;

G.

a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a founder of the Corporation;

H.	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

I.	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in clauses 6B(d)(i)(A) to 6B(d)(i)(H) above; or

J.	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in clauses 6B(d)(i)(A) to 6B(d)(i)(H) above; and

(ii)	you have concurrently executed and delivered a certificate in the form attached as schedule C attached hereto; or

(e)	Founder, Control Person and Family (applicable only in Ontario):

(i)

You are purchasing the Purchased Securities as principal and not for the benefit of any other Person and no other Person will have a beneficial interest in the Purchased Securities and you are one or more of:

		A.	a “founder” (within the meaning of NI 45-106) of the Corporation;

		B.	an “affiliate” (within the meaning of NI 45-106) of a founder of the Corporation;

		C.	a “spouse” (within the meaning of NI 45-106), parent, brother, sister, grandparent or child of a director, executive officer or founder of the Corporation; or

		D.	a “person” that is a “control person” (within the meaning of NI 45-106) of the Corporation; and

	(ii)	you have concurrently executed and delivered a certificate in the form attached as schedule C attached hereto; or

C.

Offshore: You are resident in, or are otherwise subject to the Securities Laws of, a jurisdiction outside of North America and you have concurrently executed and delivered a certificate in the form attached as Schedule D hereto.

D.

Acknowledgement: You acknowledge that the foregoing representations and warranties are made with the intent that they may be relied upon in determining your eligibility, or, if applicable, the eligibility of any beneficial purchaser for whom you may be contracting hereunder, to purchase the Purchased Securities under applicable Securities Laws. You further agree that by accepting the Purchased Securities on the Closing Date you shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date, with the same force and effect as if they had been made by you on such date and that they will survive the purchase by you of the Purchased Securities and will continue in full force and effect notwithstanding any subsequent disposition by you of the Purchased Securities.

E.	Legends:

	(a)	You acknowledge that upon the issuance of the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period), the certificates representing the Underlying Securities and the Warrant Shares will bear the following Canadian legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

(b)

You understand and acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Units Shares and Warrant Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following US legend:

“THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”;

provided, that if any such securities are being sold or otherwise transferred under paragraphs (C) or (D) in the above legend, the legend may be removed at such time that the Unit Shares and Warrant Shares are no longer deemed to be “restricted securities” as defined in Rule 144 under the Securities Act, by delivery to the Corporation's registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws;

(c)

You understand and acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE

BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE. AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT”.

7.          Representations and Warranties of the Corporation

The Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agent in the Agency Agreement shall be true and correct in all material respects as of the Closing Date (save and except as waived by the Agent). The Subscriber shall be entitled to rely on the representations, warranties and covenants made by the Corporation to the Agent in the Agency Agreement to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agent and shall survive the closing of the Offering and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement. The representations, warranties and covenants made by the Corporation to the Agent in the Agency Agreement are hereby incorporated by reference such that they form an integral part of this Agreement.

8.          Covenants of the Corporation

The Corporation hereby covenants and agrees with the Subscriber that the covenants given by the Corporation to the Agent in the Agency Agreement will be true and correct in all material respects as of the Closing Date (save and except as waived by the Agent) and the Subscriber is entitled to rely thereon. Without limiting the generality of the foregoing, the Corporation covenants that the Corporation will, as promptly as practicable after the Closing Date, file a Registration Statement..

9.          Fee

The Subscriber understands that in connection with the issue and sale of the Offered Securities, the Agent will receive from the Corporation on Closing, an aggregate cash fee equal $8,500 and 6% of the gross proceeds from the Offering received from Purchasers that purchase Units through the Agent. The Corporation will also grant to the Agent, 360,000 non-transferable compensation options (the “Compensation Options”). Each Compensation Option shall be exercisable by the Agent for one Unit at a price of U.S.$0.25 per Unit until 5:00 p.m. (Toronto Time) on the date that is 24 months following the Closing Date. The Agent shall also receive one Right for each Compensation Option granted to the Agent. No other fee or commission is payable by the Corporation in connection with the offering of the Offered Securities. The Corporation will, however, pay certain fees and expenses of the Agent in connection with the Offering, as set out in the Agency Agreement.

10.          General

(a)

Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement,” this “Subscription Agreement”, “hereof,” “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)

Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)	Notices:

(i)

All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:

AMG Oil Ltd.
1407 – 1050 Burrard Street
Vancouver, B.C.
V6Z 2S3

Attention:          Garth Johnson
Fax:                     (604) 682-1174

with a copy to :

Lang Michener LLP
1500, 1055 West Georgia Street
Vacouver, BC
V6E 4N6

Attention:          B Zinkhofer
Fax:                     (604) 893-2395

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution page hereof, with a copy to the Agent at:

Jones, Gable & Company Limited
110 Yonge Street
Suite 600
Toronto, Ontario M5C 1T6

Attention:          Robb Hindson
Fax:                     (416) 365-8037

with a copy to:

Goodman and Carr LLP
200 King Street West
Suite 2300
Toronto, Ontario
M5H 3W5

Attention:          Jay Goldman
Fax:                     (416) 595-0567

(ii)

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(iii)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

(e)

Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(f)	Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(g)

Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(h)	Time of Essence: Time is of the essence of this Agreement.

(i)	Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(j)	Survival: Notwithstanding any other provision of this Agreement, the representations, warranties and covenants of the Corporation and the Subscriber contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(k)

Language: The parties hereto acknowledge and confirm that they have requested that this Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

(l)

Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

(m)	Costs: All costs and expenses incurred by you (including any fees and disbursements of any counsel retained by you) relating to the purchase by you of the Purchased Securities shall be borne by you.

(n)	Assignment: This Agreement is not transferable or assignable, in whole or in part, by you or, if applicable, by others on whose behalf you are contracting hereunder.

(o)

Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

(p)

Facsimile Copies: The Corporation shall be entitled to rely on a facsimile copy of an executed subscription and renunciation agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

EXECUTION PAGES

TO:	AMG OIL LTD.

AND TO:	JONES, GABLE & COMPANY LIMITED

The undersigned hereby accepts the foregoing and agrees to be bound by the terms set forth herein and, without limitation, agrees that the Corporation and the Agent may rely upon the covenants, representations and warranties of the undersigned contained herein.

DATED as of this ____ day of ___________________, 2006.

Number of Units to be purchased at U.S.$0.25 each:

Aggregate Purchase Price:	$

Name (full legal name of Subscriber) and Address of
Subscriber:

(address, including postal code)

(telephone number)

(facsimile number)
By:
(signature)

(please print name)

(official capacity)

If you are signing as agent for a principal, and you are not a trust company or portfolio manager signing as a trustee or as agent for a fully-managed account, please complete the following:

(name of beneficial purchaser)

(address of beneficial purchaser)

The above-mentioned subscription is hereby accepted by AMG Oil Ltd.

DATED as of this day of _____________, 2006.

AMG OIL LTD.

By:
Authorized Signing Officer

SCHEDULE “A”

Term Sheet
AMG Oil Ltd.
Best Efforts Offering of Units
Up to U.S. $1,500,000

Issuer:	AMG Oil Ltd. (the “Company”).
Offering:

Up to 6,000,000 units (“Units”). Each Unit will be comprised of one common share of the Company (“Common Share”) and one common share purchase warrant (each such common share purchase warrant, a “Warrant”). Each Warrant will entitle the holder to acquire one additional Common Share (each a “Warrant Share”) at an exercise price of U.S.$0.50 per Warrant Share at any time on or before two years (“Warrant Term”) following the Closing Date (as defined below); provided that if after the later of: (i) the day the Registration Statement referred to herein; under the caption “U.S. Registration Statement” has been declared effective; and (ii) four months and one day from the Closing Date, the closing price of the Common Shares on any exchange that the Common Shares are listed or bulletin board on which the Common Shares trade equals or exceeds U.S.$1.00 or more for 20 consecutive trading days, then the Warrant Term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Company announcing the change to the Warrant Term. The Warrants shall be issued pursuant to a warrant indenture or certificate (the “Warrant Indenture or Certificate”) which shall contain customary anti-dilution provisions. Subscribers for Units will also be issued one non-transferable right (a “Right”) for each Unit purchased, each Right entitling the holder thereof, subject to certain conditions, to be issued 0.10 of a Unit (each whole such Unit, a “Rights Unit”) for nominal consideration in the event that the Company has not filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement (as defined below) and had such Registration Statement declared effective by the SEC; (the completion of such event referred to as the “Liquidity Event”), on or before 5:00 p.m. (Toronto time) on the date that is 180 days following the Closing Date (the “Liquidity Event Deadline”).

Offering Price:	U.S. $0.25 per Unit (the “Offering Price”).
Offering Size:	Up to U.S. $1,500,000.
Agent:	Jones, Gable & Company Limited.
U.S. Registration Statement:

The Company will, as promptly as practicable after the Closing Date, file with and will thereafter use its best efforts to have declared effective by the SEC a registration statement (the “Registration Statement”) with respect to the resale of (i) the Common Shares comprising, in part, the Units; (ii) the Common Shares issuable upon exercise of the Compensation Options; and (iii) the Common Shares issuable on exercise of the Warrants which comprise, in part, the Units (including the Units issuable upon exercise of the Compensation Options), and the subscribers and the Agent shall agree to provide to the Company such information as it may reasonably request in connection therewith.
Canadian Reporting Issuer Status:	The Company obtained reporting issuer status in British Colombia on February 1, 2006.
Bump Up:

In the event that the Liquidity Event has not occurred by the Liquidity Event Deadline, Rights Units shall be issued pursuant to and in accordance with the terms of the Rights, and the Registration Statement will also cover the resale of the Common Shares comprising in part the Rights Units, the Common Shares issuable upon exercise of the Warrants which comprise in part, the Rights Units.

Commission:	$8,500 and 6% of the gross proceeds from the Offering received from Purchasers that purchase Units through the Agent
Compensation Options:

The Agent shall receive at closing of the Offering 360,000 non-transferable compensation options (“Compensation Options”) entitling the Agent to purchase 360,000 Units at a price of U.S. $0.25 per Unit, subject to customary anti-dilution provisions. The Compensation Options are to be exercisable at any time prior to the date that is two years after Closing Date. The Units issued upon exercise of the Compensation Options are to be the same as the Units issued and sold under the Offering, comprising one Common Share and one Warrant (exercisable and transferable on the same terms and conditions as the Warrants issued and sold under the Offering) subject to applicable securities laws. The holders of the Compensation Option will also receive one Right for each Compensation Option issued.

Offering Procedure:

The selling jurisdictions (the “Selling Jurisdictions”) for the Offering will be the provinces of Alberta, British Columbia, and Ontario, and such other provinces as the Agent may specify and the Company agrees to prior to the Closing Date. The Units may also be placed in United States through a U.S. sub-agent pursuant to applicable exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided that as a “domestic” issuer under the securities laws of the United States, the offering shall be conducted in all jurisdictions in the United States in accordance with Regulation D of the Act or other available exemptions from the registration requirements of the Act. The Units may also be sold in certain foreign jurisdictions, pursuant to applicable securities regulations, subject to the Company's approval. The Units are to be sold on a “private placement” basis without the preparation or filing of a prospectus, registration statement, offering memorandum or similar disclosure document, provided that the subscribers shall acknowledge in the subscription agreement(s) having available to them an opportunity to review the Company’s periodic reports and other filings made with the SEC under the United States Securities Exchange Act of 1934, as amended, and the Act and such other access and information as is required in compliance with Regulation D. The Agent will only provide potential subscribers with this Term Sheet (or an abridged version) and subscription agreement(s) in respect of the Units and publicly available information in respect of the

Company.
Hold Period:

It is a condition to closing of the Offering that the Units, the Warrant Shares and the Rights Units will not be subject to a hold period in Canada longer than four months and one day from the Closing Date following which such securities will be free trading. The Units, Warrants, Warrant Shares, Common Shares and Rights Units will not be transferable into the United States unless such transfer is made pursuant to the Registration Statement or an exemption from the registration requirements of the Act. All certificates issued on the Closing Date will be legended to reflect applicable U.S. and Canadian transfer restrictions.

Use of Proceeds:	The net proceeds from the Offering will be used for general corporate purposes.
Closing Date:

The Offering will close on or about February 21, 2006, or such other date or dates as agreed to by the Company and the Agent, acting reasonably, but in any event no later than February 28, 2006 (the “Closing Date”).

Right of First Refusal:

The Agent shall have a right of first refusal to act as the agent in any offering of securities of the Company where an investment dealer or advisor is involved or would be involved or proposes to be involved, during the period ending one year after the Closing Date. The Agent shall have a period of five days from the date of receipt of written notice from the Company of any such proposed offering, in which notice the Company shall set forth in reasonable detail the terms of such proposed offering, to provide written notice to the Company that the Agent intends to exercise its right of first refusal. If the Agent does not give written notice within such five day period, it shall be deemed to have waived its right in respect of such offering. Should the Agent fail, or be deemed to fail, to give notice within five days of the receipt of the Company’s notice, the Company may then make other arrangements to engage another source to obtain financing on terms no less favourable to the Company than as set out in the written notice for a period of 20 days thereafter. The Agent's waiver of its right in respect of any one or more offerings will constitute a permanent waiver of its right of first refusal in respect of any other offering. If another source is not engaged in connection with an offering where the Agent waives or is deemed to have waived its right of first refusal within 20 days following the date on which the five day period set forth above expires, the offering shall be deemed to be a new transaction requiring the Company to give written notice to the Agent as set forth above.

SCHEDULE “B”

ALL SUBSCRIBERS

REGISTRATION AND DELIVERY INSTRUCTIONS

1.            Delivery: Please deliver the certificate representing the Purchased Securities to:

Name

Account reference, if applicable

Contact name

Address, including postal code

Telephone number

2.           Registration: The certificate representing the Purchased Securities which is to be delivered at Closing should be registered as follows:

Name

Account reference, if applicable

Address, including postal code

Words and terms herein with the initial letter or letters thereof capitalized and defined in the Agreement shall have the meanings given to such capitalized words and terms in the Agreement.

SCHEDULE “C”

(FOR ACCREDITED INVESTORS RESIDENT IN CANADA)

TO:	AMG Oil Ltd. (the “Corporation”)

AND TO:	Jones, Gable & Company Limited (the “Agent”)

In connection with the purchase of units (the “Units”) of the Corporation by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Certificate), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Agent that:

I.           ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTIONS

1.           the Subscriber is resident in a province or territory of Canada or is subject to the laws of a province or territory of Canada;

2.           the Subscriber is purchasing the Units as principal for its own account or is deemed to be purchasing as principal pursuant to National Instrument 45 106 – Prospectus Registration Exemptions (“NI 45 106”);

3.           the Purchaser is (please initial the appropriate line below):

(a)

_________ an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in appendix “A” to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX A TO THIS CERTIFICATE); or

(b)	_________an “affiliate” within the meaning of NI 45-106 of the Corporation; or

II.	BRITISH COLUMBIA AND ALBERTA SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION

4.           the Purchaser is (please initial the appropriate line below):

(a)	_________ a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(b)

_________ a spouse, parent, grandparent, brother, sister or child of _________________________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(c)

_________ a parent, grandparent, brother, sister or child of the spouse of _________________________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(d)

_________ a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of _________________________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(e)

_________ a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of _________________________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(f)

_________ a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of _________________________ (name of person) a founder of the Corporation;

(g)	_________ a parent, grandparent, brother, sister or child of the spouse of _________________________(name of person) a founder of the Corporation;

(h)

_________a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 4(a) to 4(g) above; or

(i)	_________a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 4(a) to 4(g) above; or

III.	ONTARIO SUBSCRIBERS PURCHASING UNDER THE “FOUNDER, CONTROL PERSON AND FAMILY” EXEMPTION

5.           the Purchaser is (please initial the appropriate line below):

(a)	_________a founder of the Corporation;

(b)	_________an affiliate of (name of person) a founder of the Corporation;

(c)	_________a spouse, parent, brother, sister, grandparent or child of _________________________(name of person) a director, executive officer or founder of the Corporation; or

(d)	_________a control person of the Corporation; and

6.

the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Purchaser as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________________, 2006.

Print name of Purchaser

By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of purchaser printed above)

APPENDIX “A”
TO CERTIFICATE OF ACCREDITED INVESTOR

The Subscriber hereby represents, warrants and certifies to the Corporation and the Agent that the Subscriber (or its disclosed principal) is an “accredited investor” as defined in NI 45–106 by virtue of being: [check appropriate item(s) below]

________	(a)	a Canadian financial institution, or a Schedule III bank,

________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

________	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

________	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

________	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

________	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

________	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

________	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

________	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45 106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45 106,

________	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

________	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

________	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

________	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

________	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia.

For the purposes hereof:

(a)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of the combination of persons that holds:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

		A.	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

B.

 have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“eligible investor” means

	(i)	a person whose

		A.	net assets, alone or with a spouse, in the case of an individual, exceed $400,000,

		B.	net income before taxes exceeded $75,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or

C.

net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year,

	(ii)	a person of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors,

(iii)	a general partnership of which all of the partners are eligible investors,

(iv)	a limited partnership of which the majority of the general partners are eligible investors,

(v)	a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors,

(vi)	an accredited investor,

(vii)	a person described in section 2.5 [Family, friends and business associates] of NI45 106, or

(viii)	a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser;

(f)

“EVCC” means an employee venture capital corporation that does not have a restricted constitution and is registered under Part 2 of the Employee Investment Act (British Columbia) and whose business objective is making multiple investments;

(g)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy- making function in respect of the issuer, or

	(iv)	performing a policy-making function in respect of the issuer;

(h)	“financial assets” means

(i)	cash,

	(i)	securities, or

	(ii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

	(iii)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(k)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(l)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(m)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and VCC;

(n)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(o)	“non-redeemable investment fund” means an issuer,

	(i)	whose primary purpose is to invest money provided by its securityholders,

	(ii)	that does not invest,

		A.	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		B.	for the purpose of being actively involved in the management of any issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(p)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(q)	“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

(r)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets; and

(s)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(t)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(u)	“VCC” means a venture capital corporation registered under Part 3 of the Small Business Venture Capital Act (British Columbia) whose business objective is making multiple investments.

Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

	(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than50% of the interests in the partnership, or

	(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars.

SCHEDULE “D”

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

FOR SUBSCRIBERS OUTSIDE OF NORTH AMERICA

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Corporation and the Agent (and acknowledges that the Corporation and the Agent are relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

(a)	the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(i)

a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser's, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)

a purchaser which is purchasing Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)

the purchase of Purchased Securities by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation or the Agent; and

(c)

the Subscriber, and (if applicable) any other purchaser for whom it is contracting hereunder, will not sell or otherwise dispose of any Purchased Securities or any Common Shares, Warrants and Warrant Shares underlying the Units (the “Underlying Securities”), except in accordance with applicable Canadian securities laws and in accordance with the rules and regulations of the Over-The-Counter Bulletin Board, and if the Subscriber, or (if applicable) such beneficial purchaser, sells or otherwise disposes of any Units or Underlying Securities to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “D” and shall comply with such other requirements as the Corporation may reasonably require.

Dated at _______________ this ____ day of ____________, 2006.

Name of Subscriber

By:
Signature

Title